Exhibit 1.1

Joint Filing Agreement

In accordance with the requirements of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and any subsequent amendments thereto, and have duly executed this joint filing agreement as of the date set forth below.

Date: December 20, 2021

HARBOURVEST 2015 GLOBAL FUND L.P.

By:	HarbourVest 2015 Global Associates L.P.
Its:	General Partner

By:	HarbourVest 2015 Global Associates LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ William R. Royer
Name:	William R. Royer
Title:	Managing Director, Chief Compliance Officer

HARBOURVEST GLOBAL ANNUAL PRIVATE EQUITY FUND L.P.

By:	HarbourVest Global Associates L.P.
Its:	General Partner

By:	HarbourVest Global Associates LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ William R. Royer
Name:	William R. Royer
Title:	Managing Director, Chief Compliance Officer

HARBOURVEST PARTNERS IX-BUYOUT FUND L.P.

By:	HarbourVest IX-Buyout Associates L.P.
Its:	General Partner

By:	HarbourVest IX- Buyout Associates LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ William R. Royer
Name:	William R. Royer
Title:	Managing Director, Chief Compliance Officer

HARBOURVEST PARTNERS X AIF BUYOUT L.P.

By:	HarbourVest Partners (Ireland) Limited
Its:	Alternative Investment Fund Manager

By:	HarbourVest Partners L.P.
Its:	Duly Appointed Investment Manager

By:	HarbourVest Partners, LLC
Its:	General Partner

By:	/s/ William R. Royer
Name:	William R. Royer
Title:	Managing Director, Chief Compliance Officer

HARBOURVEST PARTNERS X BUYOUT FUND L.P.

By:	HarbourVest X Associates L.P.
Its:	General Partner

By:	HarbourVest X Associates LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ William R. Royer
Name:	William R. Royer
Title:	Managing Director, Chief Compliance Officer

MERANTI FUND L.P.

By:	Meranti Associates L.P.
Its:	General Partner

By:	Meranti Associates LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ William R. Royer
Name:	William R. Royer
Title:	Managing Director, Chief Compliance Officer

NPS CO-INVESTMENT (A) FUND L.P.

By:	NPS Co-Investment Associates L.P.
Its:	General Partner

By:	HarbourVest GP LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ William R. Royer
Name:	William R. Royer
Title:	Managing Director, Chief Compliance Officer

SMRS-TOPE LLC

By:	HVST-TOPE LLC
Its:	Managing Member

By:	HarbourVest Partners L.P.
Its:	Manager

By:	HarbourVest Partners, LLC
Its:	General Partner

By:	/s/ William R. Royer
Name:	William R. Royer
Title:	Managing Director, Chief Compliance Officer

HARBOURVEST PARTNERS, LLC

By:	/s/ William R. Royer
Name:	William R. Royer
Title:	Managing Director, Chief Compliance Officer